UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 18, 2017
IAC/INTERACTIVECORP
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-20570 (Commission File Number)	59-2712887 (IRS Employer Identification No.)

555 West 18th Street, New York, NY (Address of principal executive offices)	10011 (Zip Code)
Registrant's telephone number, including area code: (212) 314-7300
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

Following the sale of The Princeton Review, by Match Group, Inc. ("Match Group"), a subsidiary of IAC/InterActiveCorp ("IAC" or the "Company"), on March 31, 2017, the Company moved the results of The Princeton Review from its Match Group segment to its Other segment. While the results of The Princeton Review are reflected as a discontinued operation in Match Group's standalone consolidated financial statements, these results did not meet the threshold to be reflected as a discontinued operation in the Company's consolidated financial statements. This Current Report on Form 8-K is being filed primarily to reflect this change in segments.

In addition, in this Current Report on Form 8-K the Company has:

•
updated the disclosures related to recent accounting pronouncements that were included in its Form 10-Q for the Quarter Ended March 31, 2017, which was filed on May 8, 2017, including to reflect its adoption of ASU No. 2016-09, Compensation-Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting, effective January 1, 2017;

•
reflected the reclassification of certain operating expenses in each of the years in the three year period ended December 31, 2016 to conform to the presentation in its Form 10-Q for the Quarter Ended March 31, 2017; and

•
included as a subsequent event, the Company's announcement, on May 1, 2017, that it had entered into a definitive agreement with Angie's List, Inc. ("Angie's List") to combine the businesses in the Company's HomeAdvisor segment and Angie’s List under a new publicly traded company to be called ANGI Homeservices Inc. The Company will own between approximately 87% and 90% of the economic interest (on a fully diluted basis) and approximately 98% of the total voting power of ANGI Homeservices Inc. common stock. This transaction, which is subject to the satisfaction of customary closing conditions, including the approval by Angie's List stockholders, is expected to close in the fourth quarter of 2017. This event was previously reported on a Current Report on Form 8-K dated May 1, 2017.

The following items of the 2016 Form 10-K are being updated retrospectively to reflect the above-mentioned changes:

1.	Part II—Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
2.	Part II—Item 8. Consolidated Financial Statements and Supplementary Data:
Consolidated Statement of Operations
Consolidated Statement of Cash Flows
Note 1—Organization
Note 2—Summary of Significant Accounting Policies
Note 5—Goodwill and Intangibles Assets
Note 14—Segment Information
Note 22—Guarantor and Non-Guarantor Financial Information
Note 24—Subsequent Event

The above sections, as updated, are included in Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference. This Current Report on Form 8-K should be read in conjunction with the 2016 Form 10-K, provided that the foregoing sections supersede the corresponding sections included in "Management's Discussion and Analysis of Financial Condition and Results of Operations," and "Consolidated Financial Statements and Supplementary Data" contained in the 2016 Form 10-K. More current information is contained in the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017 as filed with the SEC.

ITEM 9.01. Financial Statements and Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP
99.1	Portions of the 2016 Form 10-K:
Part II—Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Part II—Item 8. Consolidated Financial Statements and Supplementary Data
101.INS XBRL	Instance
101.SCH XBRL	Taxonomy Extension Schema
101.CAL XBRL	Taxonomy Extension Calculation
101.DEF XBRL	Taxonomy Extension Definition
101.LAB XBRL	Taxonomy Extension Labels
101.PRE XBRL	Taxonomy Extension Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/InterActiveCorp

By:	/s/ GLENN H. SCHIFFMAN
	Name:	Glenn H. Schiffman
	Title:	Executive Vice President and Chief Financial Officer
Date: July 18, 2017